Earnings Call Presentation – 4Q 2024 Fourth Quarter 2024 Earnings February 5, 2025

Earnings Call Presentation – 4Q 2024 Preliminary Matters 2 Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to: • changes in the frequency and severity of insurance claims; • claim development and the process of estimating claim reserves; • the impacts of inflation; • changes in interest rate environment; • supply chain disruption; • product demand and pricing; • effects of governmental and regulatory actions; • litigation outcomes and trends; • investment risks; • cybersecurity risks or incidents; • impact of catastrophes; and • other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”). Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure.

Earnings Call Presentation – 4Q 2024 Target top quartile value creation for customers, employees and shareholders Leading Insurer Empowering Specialty and Underserved Markets Enabled by a dynamic, diverse and innovative team who act like owners 3 Distribution Have Limited or Unfocused Competition Require Unique Expertise Sizable Market Delivering appropriate and affordable insurance and financial solutions Specialty auto insurance1 for underserved markets; Latino, Hispanic and urban areas Life insurance2 for low/moderate income customers Market Characteristics Differentiated Capabilities Product SophisticationEase of UseLow-Cost Management Enable Systematic, Sustainable Competitive Advantages (SSCAs) 1 Kemper Auto is equivalent to the Specialty Property & Casualty Insurance Segment 2 Kemper Life is equivalent to the Life Insurance Segment

Earnings Call Presentation – 4Q 2024 Fourth Quarter 2024 Summary 4 Strong profitable growth continues Continued strong operating performance, notably in Specialty P&C; focus remains on profitable growth • Specialty P&C delivered strong profitability and growth – Underlying Combined Ratio1 of 91.7% for 4Q’24, 91.5% for FY’24 – PIF grew 1.7% sequentially; 5.1% YoY • Life business continued to generate consistent return on capital and distributable cash flows • Pre-tax catastrophe losses of ~$5 million, including ~$3 million from non-core operations (Preferred P&C) Operating Performance Highlights Double-digit Return on Equity and BVPS accretion • 4Q’24 Net Income attributable to Kemper Corporation of $97.4 million or $1.51 per diluted share • 4Q’24 Adjusted Consolidated Net Operating Income1 of $115.1 million or $1.78 per diluted share • ROE of 14.0% and Adjusted ROE1 of 21.4% for 4Q’24; 11.9% and 18.3%, respectively, for FY’24 • Book Value Per Share and Adjusted BVPS1 increased 11.8% and 14.4% YoY, respectively Shareholder Value Creation Further strengthened capital and liquidity positions, enhancing financial flexibility • Parent company liquidity of approximately $1.3 billion • Insurance companies are well capitalized • Retiring $450 million of senior notes due February 2025; repurchased ~$14 million of stock Balance Sheet Strength 1 Non-GAAP financial measure; please see reconciliation in appendix on pages 13-18

Earnings Call Presentation – 4Q 2024 Dec 31, 2024 Sep 30, 2024 Specialty P&C PIF Sequential Quarterly Change 1.7% 4.5% Fourth Quarter 2024 Financial Summary 5 Delivered another quarter of strong financial results 1 Non-GAAP financial measure; please see reconciliation in appendix on pages 13-18 Achieved 11.9% ROE for FY’24; Specialty P&C PIF grew 5.1% YoY Quarter Ended Year Ended ($ in millions, except per share amounts) Dec 31, 2024 Dec 31, 2023 Dec 31, 2024 Dec 31, 2023 Net Income (Loss) Per Diluted Share attributable to Kemper Corporation $1.51 $0.80 $4.91 $(4.25) Adj. Consolidated Net Operating Income (Loss) – Per Diluted Share1 $1.78 $0.78 $5.89 $(0.74) Book Value – Per Diluted Share $43.68 $39.08 $43.68 $39.08 Adjusted Book Value – Per Diluted Share1 $29.04 $25.39 $29.04 $25.39 Return on Shareholders’ Equity 14.0% 8.4% 11.9% (10.7)% Return on Adjusted Shareholders’ Equity1 21.4% 12.7% 18.3% (15.9)% Life Face Value of In-Force YoY Change (0.5)% (0.7)% (0.5)% (0.7)% Specialty P&C Earned Premium YoY Change 10.3% (11.8)% (1.5)% (10.2)% Specialty P&C PIF YoY Change 5.1% (31.7)% 5.1% (31.7)%

Earnings Call Presentation – 4Q 2024 4.2% 4.2% 4.4% 4.4% 4.3% 0.3% 0.1% (0.4)% 0.4% 0.1% 4.5% 4.3% 4.0% 4.8% 4.4% 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 Core Portfolio Alt. Inv. Portfolio (ex. Solar) Diversified Investment Portfolio with Consistent Returns 6 53% 14% 6% 5% 4% 6% 12% Other States/ Munis COLI 71% 24% 4% 1% Diversified and Highly-Rated Portfolio Fixed Maturity Ratings $6.4 Billion A or Higher ≤ CCCB / BB BBB • High-quality portfolio provides consistent net investment income; 71% of fixed income portfolio rated A or higher • 4.4% pre-tax equivalent (PTE) annualized book yield on core portfolio • Average investment grade new money yields approximately 5.7% for the quarter $98 $99 $102 $101 $99 $7 $1 $(9) $10 $4 $105 $100 $93 $111 $103 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 Core Portfolio Alternative Inv. Portfolio Net Investment Income1 Highlights Corporates Alternatives U.S Gov’t Portfolio Composition2 PTE Annualized Book Yield Contribution $8.9 Billion Short Term ($ in m ill io n s) 1 Non-Core Operations reflects $13, $12, $13, $6, and $6 million related to Preferred P&C in 4Q’23, 1Q’24, 2Q’24, 3Q’24, and 4Q’24, respectively | 2 Other category includes Equity Securities, which excludes $185 million of Other Equity Interests of LPs/LLCs that have been reclassified into Alternative Investments; COLI represents Company Owned Life Insurance

Earnings Call Presentation – 4Q 2024 Well-Capitalized Insurance Subsidiaries 7 Balance sheet continued to strengthen, enhancing financial flexibility Strong capital and liquidity position; retiring $450 million February 2025 debt maturity 17.6% 23.2% 24.1% 30.3% 32.6% 31.0% 2019 2020 2021 2022 2023 2024 Debt-to-Capital 3 Parent Company Liquidity Risk-Based Capital Ratios¹ $660 $700 $704 $918 $683 $800 $207 $733 $234 $418 $465 $548 $867 $1,433 $938 $1,336 $1,148 $1,348 2019 2020 2021 2022 2023 2024 (% ) Debt Cash Flow from Operating Activities ($ in m ill io n s) $534 $448 $351 $(210) $(134) $383 2019 2020 2021 2022 2023 2024 HoldCo Cash & Investments Borrowings Available Under Credit Agreement & from Subs P&C (ex. AACC) Life2 1 4Q’24 Risk-Based Capital Ratios shown are estimates calculated at the Company Action Level from aggregate financials of all separate insurance companies within each segment. NAIC annually reported entity-level RBCs will differ. 2 Excludes business ceded to Kemper Bermuda Ltd. (KBL) | 3 Excludes AOCI: closely aligns with rating agencies and post-LDTI implementation ($ in m ill io n s) 355 340 355 645 465 520 365 330 220 240 275 305 2019 2020 2021 2022 2023 2024 ~8 pt Impact from debt paydown ~23%

Earnings Call Presentation – 4Q 2024 2025 Reinsurance Program 8 Renewed Catastrophe XoL Reinsurance • New policy effective January 1, 2025: ̶ New limit aligned with risk-appetite ̶ New structure improves overall cost of capital for Kemper Catastrophe Excess of Loss Program (XOL): • One year program consists of two layers: – $60 million excess $50 million – $65 million excess $110 million – 5% co-participation of both layers • 2025 purchase limit reflects exposure changes largely due to Preferred P&C exit HighlightsCatastrophe Reinsurance Program 100% Retention of first $50M 1-Year Term Placed 1/1/25 $60M xs $50M 95% Placed 1-Year Term Placed 1/1/25 $65M xs $110M 95% Placed Laye r 1 : 5 % co -p articip atio n Laye r 2 : 5 % co -p articip atio n

Earnings Call Presentation – 4Q 2024 Specialty Property & Casualty Insurance Segment 9 Delivered strong margins and PIF growth 98.2 93.6 89.6 91.3 91.7 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 Underlying Combined Ratio1 (% ) Highlights • Underlying Combined Ratio of 91.7% – Private Passenger Auto: 91.4% – Commercial Auto: 93.0% • PIF increased 1.7% sequentially; 5.1% YoY – Hard market conditions continue – Premium increases continue to elevate customer shopping Metrics ($ in millions) 4Q’24 4Q’23 Variance Earned Premiums $955 $866 10.3% Underlying Loss & LAE Ratio1 70.0% 77.7% (7.7) pts Expense Ratio 21.7% 20.5% 1.2 pts Policies In-Force (000s) 1,277 1,215 5.1% 4Q’24 3Q’24 PIF– Sequential Quarter Chg 1.7% 4.5% (2.8) pts Sequential Quarter Growth3 Profitable growth remains the top priority 1 Non-GAAP financial measure; see reconciliation in appendix on pages 13-18 2 Represents the cumulative weighted average rate impact of actual filings on the total book 3 Excluding Classic Car 6.5 pts 4Q'24 TTM % of QoQ DWP DWP PIF Growth Private Passenger Auto California 1,875$ 50.7% 1.5% Florida / Texas 759 20.5% 0.3% Other 264 7.1% 3.5% Total PPA 2,898$ 78.4% 1.5% Commercial Auto 800$ 21.6% 4.2% Total Kemper Auto 3,698$ 100.0% 1.8%

Earnings Call Presentation – 4Q 2024 Life Insurance Segment 10 Business trends remained stable Underlying business continued to generate strong return on capital and distributable cash flows $99 $97 $101 $101 $100 $47 $44 $30 $50 $46 $146 $141 $131 $151 $146 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 Normalized Revenues3 ($ in millions) Earned Premiums Net Investment Income • Inflation continues to disproportionately pressure low-to-moderate income consumers – Premiums relatively flat to prior-year; lapse performance in-line with historical trends • Mortality modestly favorable to historical experience1 • LDTI annual actuarial assumption update favorably impacted current and prior-year quarter Highlights Metrics ($ in millions, except per policy amounts) 4Q’24 4Q’23 Variance Adjusted Net Operating Income Impact of LDTI Annual Update $24 $6 $15 $7 60.0% — Face Value of In-Force $19,775 $19,881 (0.5)% Avg. Face Value per Policy $6,451 $6,346 1.7% Avg. Premium per Policy Issued2 $672 $609 10.3% 1 Historical experience excludes Covid-19 pandemic period (FY’20-1H’22) 2 Annual basis 3 Excludes earned premium impact from annual LDTI actuarial assumption update (4Q'23: -$15 million; 4Q’24: -$5 million)

Earnings Call Presentation – 4Q 2024 Key Takeaways 11 Profitable growth remains the top priority Specialty P&C • Delivered strong operating results and underlying combined ratio • Solid PIF growth with 4Q’24 outperforming traditional seasonal levels • Focusing on continued profitable growth Life • Business fundamentals remain stable and continue to generate strong returns on capital Balance Sheet • Retiring $450 million of senior notes due February 2025 • Repurchased ~$14 million of stock; ~$130 million remaining under repurchase program • Strong capital and liquidity position provides financial flexibility

Earnings Call Presentation – 4Q 2024 Appendix 12

Earnings Call Presentation – 4Q 2024 Non-GAAP Financial Measures 13 Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) attributable to Kemper Corporation the after-tax impact of: (i) Change in Fair Value of Equity and Convertible Securities; (ii) Net Realized Investment Gains (Losses); (iii) Impairment Losses; (iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs; (v) Debt Extinguishment, Pension Settlement and Other Charges; (vi) Goodwill Impairment Charges; (vii) Non-Core Operations; and (viii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss) attributable to Kemper Corporation. There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income (Loss) for the three months ended December 31, 2024 or 2023. The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension Settlement and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Goodwill Impairment Charges are excluded because they are infrequent and non-recurring charges. Non-Core Operations includes the results of our Preferred Insurance business which we expect to fully exit. These results are excluded because they are irrelevant to our ongoing operations and do not qualify for Discontinued Operations under Generally Accepted Accounting Principles ("GAAP"). Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company’s businesses. Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income (Loss) by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income (Loss) attributable to Kemper Corporation per Unrestricted Share - basic. The Company believes that Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from change in fair value of equity and convertible securities, net realized investment gains (losses), impairment gains (losses) related to investments, acquisition related transaction, integration and other costs, loss from early extinguishment of debt, and goodwill impairment charges included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process.

Earnings Call Presentation – 4Q 2024 Non-GAAP Financial Measures 14 Return on Adjusted Shareholders’ Equity is a calculation that uses a non-GAAP financial measure. It is calculated by dividing the period’s net income attributable to Kemper Corporation by the average shareholders’ equity excluding net unrealized gains and losses on fixed maturities, the change in discount rate on future life policyholder benefits and goodwill. Return on Shareholders’ Equity is the most directly comparable GAAP measure. We use this non-GAAP measure to identify and analyze the change in performance attributable to management efforts between periods. The Company believes this non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Return on Adjusted Shareholders’ Equity” metric was referred to as “Return on Tangible Shareholders’ Equity” in prior periods. Adjusted Book Value Per Share is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Adjusted Book Value Per Share” metric was referred to as “Tangible Book Value Per Share” in prior periods. Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Earnings Call Presentation – 4Q 2024 Non-GAAP Financial Measures 15 Three Months Ended Year Ended ($ per unrestricted share) Dec 31, 2024 Dec 31, 2023 Dec 31, 2024 Dec 31, 2023 Net Income (Loss) attributable to Kemper Corporation $1.52 $0.80 $4.95 $(4.25) Less Net (Loss) Income From: Change in Fair Value of Equity and Convertible Securities (0.03) (0.03) (0.03) 0.06 Net Realized Investment Gains (Losses) 0.04 0.24 0.16 (0.23) Impairment Losses (0.03) (0.01) (0.08) (0.01) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs (0.12) (0.23) (0.50) (1.49) Debt Extinguishment, Pension Settlement and Other Charges (0.11) - (0.11) (0.87) Goodwill Impairment Charge - - - (0.71) Non-Core Operations (0.04) 0.04 (0.44) (0.26) Adjusted Consolidated Net Operating Income (Loss) $1.81 $0.79 $5.95 $(0.74) Adjusted Consolidated Net Operating Income (Loss) attributable to Kemper Corporation Three Months Ended Year Ended ($ in millions) Dec 31, 2024 Dec 31, 2023 Dec 31, 2024 Dec 31, 2023 Net Income (Loss) attributable to Kemper Corporation $97.4 $51.4 $317.8 $(272.1) Less Net (Loss) Income From: Change in Fair Value of Equity and Convertible Securities (2.0) (1.8) (2.1) 3.7 Net Realized Investment Gains (Losses) 3.1 15.6 10.4 (14.7) Impairment Losses (1.6) (1.0) (4.6) (0.9) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs (7.5) (14.4) (31.8) (95.0) Debt Extinguishment, Pension Settlement and Other Charges (7.3) - (7.4) (55.5) Goodwill Impairment Charge - - - (45.5) Non-Core Operations (2.4) 2.5 (28.2) (17.0) Adjusted Consolidated Net Operating Income (Loss) $115.1 $50.5 $381.5 $(47.2)

Earnings Call Presentation – 4Q 2024 Non-GAAP Financial Measures 16 Return on Adjusted Shareholders’ Equity Three Months Ended Year Ended ($ in millions) Dec 31, 2024 Dec 31, 2023 Dec 31, 2024 Dec 31, 2023 Annualized Net Income (Loss) attributable to Kemper Corporation $389.6 $205.6 $317.8 $(272.1) Average Shareholders’ Equity1 $2,780.9 $2,433.3 $2,665.6 $2,539.2 Less: Average Net Unrealized Losses on Fixed Maturities 576.1 716.9 598.1 673.1 Less: Average Change in Discount Rate on Future Life Policyholder Benefits (286.6) (286.7) (272.8) (232.6) Less: Average Goodwill (1,250.7) (1,250.7) (1,250.7) (1,270.5) Average Adjusted Shareholders’ Equity1 $1,819.7 $1,612.8 $1,740.2 $1,709.2 Return on Shareholders’ Equity 14.0% 8.4% 11.9% (10.7)% Return on Adjusted Shareholders’ Equity 21.4% 12.7% 18.3% (15.9)% 1 Average shareholders' equity and average adjusted shareholders’ equity for the three months ended is the simple average of the beginning and ending balances for the period. Average shareholders’ equity and average Adjusted shareholders’ equity on a year-to-date basis is the (a) the sum of the balance at the beginning of the year and the ending balance for each quarter within that year divided by (b) the number of quarters in the period presented plus one.

Earnings Call Presentation – 4Q 2024 Non-GAAP Financial Measures 17 Adjusted Book Value Per Share As of ($ and shares in millions except per share amounts) Dec 31, 2024 Dec 31, 2023 Kemper Corporation Shareholders’ Equity $2,788.4 $2,505.2 Less: Net Unrealized Losses on Fixed Maturities 696.5 533.8 Less: Change in Discount Rate on Future Life Policyholder Benefits (380.3) (160.6) Less: Goodwill (1,250.7) (1,250.7) Adjusted Shareholders’ Equity $1,853.9 $1,627.7 Common Shares Issued and Outstanding 63.840 64.112 Book Value Per Share $43.68 $39.08 Less: Net Unrealized Losses on Fixed Maturities 10.91 8.33 Less: Change in Discount Rate on Future Life Policyholder Benefits (5.96) (2.51) Less: Goodwill (19.59) (19.51) Adjusted Book Value Per Share $29.04 $25.39

Earnings Call Presentation – 4Q 2024 Three Months Ended 4Q’24 3Q’24 2Q’24 1Q’24 4Q'23 Specialty P&C Insurance Combined Ratio as Reported 92.1% 91.7% 90.7% 94.8% 98.5% Current Year Catastrophe Losses and LAE Ratio (0.2) (0.4) (1.2) (0.5) (0.3) Prior Years Non-Catastrophe Losses and LAE Ratio (0.2) - 0.1 (0.6) - Prior Years Catastrophe Losses and LAE Ratio - - - (0.1) - Underlying Combined Ratio 91.7% 91.3% 89.6% 93.6% 98.2% Personal Auto Insurance Combined Ratio as Reported 90.8% 91.1% 90.8% 95.1% 99.5% Current Year Catastrophe Losses and LAE Ratio (0.1) (0.3) (1.1) (0.5) (0.3) Prior Years Non-Catastrophe Losses and LAE Ratio 0.7 0.4 (0.1) (1.0) 0.3 Prior Years Catastrophe Losses and LAE Ratio - - - (0.1) - Underlying Combined Ratio 91.4% 91.2% 89.6% 93.5% 99.5% Commercial Auto Insurance Combined Ratio as Reported 97.0% 94.1% 90.5% 93.6% 94.9% Current Year Catastrophe Losses and LAE Ratio (0.4) (0.8) (1.4) (0.4) (0.4) Prior Years Non-Catastrophe Losses and LAE Ratio (3.6) (1.4) 0.8 0.7 (1.2) Prior Years Catastrophe Losses and LAE Ratio - (0.1) 0.1 (0.1) (0.1) Underlying Combined Ratio 93.0% 91.8% 90.0% 93.8% 93.2% Non-GAAP Financial Measures 18 Underlying Combined Ratio